                                       UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  October 25, 2004
                          (Date of earliest event reported)

            Indymac MBS Inc (as Depositor under the Pooling and Servicing
              Agreement, dated as August 25, 2004, providing for the
                  issuance of IndyMac MBS, Inc. Residential Asset-
                     Securitization Trust Series 2004-R2 Mortgage
                      Pass-Through Certificates Series 2004-R2.
                 (Exact name of registrant as specified in charter)

                                       DELAWARE
                     (State or Other Jurisdiction of Incorporation)

              333-116470-08                            95-4791925
          (Commission File Number)        (I.R.S. Employer Identification No.)

          155 NORTH LAKE AVENUE
          PASADENA, CALIFORNIA                         91101
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (800) 669-2300

       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
(17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 9.01 Financial Statements and Exhibits

     (c) Exhibits:

     Exhibit No. Description

     99.1 Monthly Remittance Statement to the Certificateholders dated as of
     October 25, 2004.

                                    Signatures

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Deutsche Bank National Trust Company,
                                  in its capacity as Trustee under the
                                  Pooling and Servicing Agreement on
                                  behalf of Indymac MBS Inc, Registrant

          Date:  Oct 26, 2004               By:  /s/  Katherine M. Wannenmacher
                                            Katherine M. Wannenmacher
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          99.1 Monthly Remittance Statement to the Certificateholders
          dated as of October 25, 2004.

	IndyMac Residential Asset Securitization Trust 2004-R2
	Collateralized Asset-Backed Bonds

	October 25, 2004 Distribution

	Contents

			TABLE OF CONTENTS

								Page

			1.	Contents				1
			2.	Certificate Payment Report				2
			3.	Collection Account Report				6
			4.	Credit Enhancement Report				9
			5.	Collateral Report				10
			6.	Delinquency Report				13
			7.	Triggers, Adj. Rate Cert. and Miscellaneous Report				14
			8.	Additional Certificate Report				15

				Total Number of Pages				15

			CONTACTS

				Administrator: Brent Hoyler
				Direct Phone Number: (714)247-6322
				Address: Deutsche Bank
				1761 E. St. Andrew Place, Santa Ana, CA 92705

				Web Site: https://www.tss.db.com/invr
				Factor Information: (800) 735-7777
				Main Phone Number: (714) 247-6000

ISSUANCE INFORMATION

	Seller:		IndyMac Bank					Cut-Off Date: August 1, 2004
	Certificate Insurer(s):							Closing Date: August 30, 2004
								First Payment Date: September 27, 2004
	Servicer(s):		IndyMac Bank

								Distribution Date: October 25, 2004
	Underwriter(s):		Greenwich Capital Markets					Record Date: September 30, 2004

						Page 1 of 15					© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R2
	Collateralized Asset-Backed Bonds
	Subsidiary Remic Series 2004-R2
	Certificate Payment Report for October 25, 2004 Distribution

	Distribution in Dollars - Current Period
					Prior						Current
	Class	Original			Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value			Balance	Interest	Principal	Distribution	Losses	Interest	Balance
					(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

SUB		187,922,690.00			186,576,770.56	765,931.72	2,296,415.38	3,062,347.10	-	89,211.81	184,369,566.99

Total		187,922,690.00			186,576,770.56	765,931.72	2,296,415.38	3,062,347.10	-	89,211.81	184,369,566.99

	Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face
						Orig. Principal	Prior				Current
	Period	Period				(with Notional)	Principal			Total	Principal
Class	Starting	Ending		Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
							(1)	(2)	(3)	(4)=(2)+(3)	(5)

SUB				F-30/360		187,922,690.00	992.837909	4.075781	12.220001	16.295782	981.092634

							Page 2 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R2
	Collateralized Asset-Backed Bonds
	Subsidiary Remic Series 2004-R2
	Certificate Payment Report for October 25, 2004 Distribution

	Distribution in Dollars - to Date
											Current
	Original				Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value		Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)		(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

SUB	187,922,690.00		1,538,439.26		-	3,731,139.61	3,731,139.61	5,269,578.87	-	178,016.60	184,369,566.99

Total	187,922,690.00		1,538,439.26		-	3,731,139.61	3,731,139.61	5,269,578.87	-	178,016.60	184,369,566.99

	Interest Detail
	Pass-	Prior Principal				Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)			Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance			Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
					(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

SUB	5.50000%	186,576,770.56			855,143.53	-	-	-	855,143.53	855,143.53	-

Total		186,576,770.56			855,143.53	-	-	-	855,143.53	855,143.53	-

							Page 3 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R2
	Collateralized Asset-Backed Bonds
	Master Remic Series 2004-R2
	Certificate Payment Report for October 25, 2004 Distribution

	Distribution in Dollars - Current Period
					Prior						Current
	Class	Original			Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value			Balance	Interest	Principal	Distribution	Losses	Interest	Balance
					(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A1	SEQ, DLY	98,906,000.00			98,008,787.04	367,532.95	1,471,469.05	1,839,002.00	-	-	96,537,317.99
A2	SEQ, AD	20,188,000.00			20,099,195.21	92,121.31	89,211.81	181,333.12	-	-	20,009,983.40
A3	ACR	19,375,590.00			19,464,394.79	-	-	-	-	89,211.81	19,553,606.60
A4	FLT	49,453,000.00			49,004,393.52	95,558.57	735,734.52	831,293.09	-	-	48,268,659.00
A5	IO	-			-	210,718.89	-	210,718.89	-	-	-
AR	R	100.00			-	-	-	-	-	-	-

Total		187,922,690.00			186,576,770.56	765,931.72	2,296,415.38	3,062,347.10	-	89,211.81	184,369,566.99

	Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face
						Orig. Principal	Prior				Current
	Period	Period				(with Notional)	Principal			Total	Principal
Class	Starting	Ending		Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
							(1)	(2)	(3)	(4)=(2)+(3)	(5)

A1				F-30/360	45660NW43	98,906,000.00	990.928630	3.715982	14.877450	18.593432	976.051180
A2				F-30/360	45660NW50	20,188,000.00	995.601110	4.563172	4.419051	8.982223	991.182059
A3				F-30/360	45660NW68	19,375,590.00	1,004.583333	-	-	-	1,009.187674
A4				A-30/360	45660NW76	49,453,000.00	990.928630	1.932311	14.877450	16.809761	976.051180
A5				A-30/360	45660NW84	49,453,000.00	990.928630	4.260993	-	4.260993	976.051180
AR				F-30/360	45660NW92	100.00	-	-	-	-	-

							Page 4 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R2
	Collateralized Asset-Backed Bonds
	Master Remic Series 2004-R2
	Certificate Payment Report for October 25, 2004 Distribution

	Distribution in Dollars - to Date
											Current
	Original				Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value		Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)		(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

A1	98,906,000.00		738,430.45		-	2,368,682.01	2,368,682.01	3,107,112.46	-	-	96,537,317.99
A2	20,188,000.00		184,649.64		-	178,016.60	178,016.60	362,666.24	-	-	20,009,983.40
A3	19,375,590.00		-		-	-	-	-	-	178,016.60	19,553,606.60
A4	49,453,000.00		183,749.75		-	1,184,341.00	1,184,341.00	1,368,090.75	-	-	48,268,659.00
A5	-		431,608.96		-	-	-	431,608.96	-	-	-
AR	100.00		0.46		-	100.00	100.00	100.46	-	-	-

Total	187,922,690.00		1,538,439.26		-	3,731,139.61	3,731,139.61	5,269,578.87	-	178,016.60	184,369,566.99

	Interest Detail
	Pass-	Prior Principal				Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)			Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance			Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
					(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

A1	4.50000%	98,008,787.04			367,532.95	-	-	-	367,532.95	367,532.95	-
A2	5.50000%	20,099,195.21			92,121.31	-	-	-	92,121.31	92,121.31	-
A3	5.50000%	19,464,394.79			89,211.81	-	-	-	89,211.81	89,211.81	-
A4	2.34000%	49,004,393.52			95,558.57	-	-	-	95,558.57	95,558.57	-
A5	5.16000%	49,004,393.52			210,718.89	-	-	-	210,718.89	210,718.89	-
AR	5.50000%	-			-	-	-	-	-	-	-

Total		235,581,164.08			855,143.53	-	-	-	855,143.53	855,143.53	-

							Page 5 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R2
	Collateralized Asset-Backed Bonds
	Series 2004-R2
	Collection Account Report for October 25, 2004 Distribution

	Collection Account Report

SUMMARY								TOTAL

	Principal Collections							2,207,203.57
	Principal Other Accounts							0.00
	Expenses, Liabilities, and Taxes							0.00
	TOTAL AVAILABLE PRINCIPAL FUNDS							2,207,203.57

	Interest Collections							855,143.53
	Interest Other Accounts							0.00
	Interest Fees							0.00
	TOTAL AVAILABLE INTEREST FUNDS							855,143.53

	TOTAL AVAILABLE FUNDS FOR DISTRIBUTION							3,062,347.10

PRINCIPAL - COLLECTIONS								TOTAL

	Principal Received on IN0405 Class A-1							2,207,203.57

	TOTAL PRINCIPAL COLLECTED							2,207,203.57

				Page 6 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R2
	Collateralized Asset-Backed Bonds
	Series 2004-R2
	Collection Account Report for October 25, 2004 Distribution

	Collection Account Report

PRINCIPAL - WITHDRAWALS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - COLLECTIONS								TOTAL

	Interest Received on IN0405 Class A-1							855,143.53

	TOTAL INTEREST COLLECTED							855,143.53

				Page 7 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R2
	Collateralized Asset-Backed Bonds
	Series 2004-R2
	Collection Account Report for October 25, 2004 Distribution

	Collection Account Report

INTEREST - WITHDRAWALS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - OTHER ACCOUNTS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - FEES								TOTAL
SPACE INTENTIONALLY LEFT BLANK

				Page 8 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R2
	Collateralized Asset-Backed Bonds
	Series 2004-R2
	Credit Enhancement Report for October 25, 2004 Distribution

	Credit Enhancement Report

ACCOUNTS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INSURANCE								TOTAL
SPACE INTENTIONALLY LEFT BLANK

STRUCTURAL FEATURES								TOTAL

	Realized Losses on IN0405 Class A-1							0.00

	TOTAL REALIZED LOSSES							0.00

				Page 9 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R2
	Collateralized Asset-Backed Bonds
	Series 2004-R2
	Collateral Report for October 25, 2004 Distribution

	Collateral Report

COLLATERAL								TOTAL
	Loan Count:
	Original							982
	Prior							975
	Prefunding							-
	Scheduled Paid Offs							-
	Full Voluntary Prepayments							(9)
	Repurchases							-
	Liquidations							-
	Current							966

	Principal Balance:
	Original							187,922,690.30
	Prior							186,576,770.86
	Prefunding							89,211.81
	Scheduled Principal							(2,296,415.38)
	Partial and Full Voluntary Prepayments							-
	Repurchases							-
	Liquidations							-
	Current							184,369,567.29

PREFUNDING								TOTAL
SPACE INTENTIONALLY LEFT BLANK

Current Prin Balance by Groups (in millions of dollars)					Total Current Principal Balance (in millions of dollars)

				Page 10 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R2
	Collateralized Asset-Backed Bonds
	Series 2004-R2
	Collateral Report for October 25, 2004 Distribution

	Collateral Report

CHARACTERISTICS								TOTAL

	Weighted Average Coupon Original							5.500000%
	Weighted Average Coupon Prior							5.500000%
	Weighted Average Coupon Current							5.500000%
	Weighted Average Months to Maturity Original							0
	Weighted Average Months to Maturity Prior							0
	Weighted Average Months to Maturity Current							0
	Weighted Avg Remaining Amortization Term Original							354
	Weighted Avg Remaining Amortization Term Prior							354
	Weighted Avg Remaining Amortization Term Current							353
	Weighted Average Seasoning Original							4.54
	Weighted Average Seasoning Prior							4.54
	Weighted Average Seasoning Current							5.54

Note: Original information refers to deal issue.

WAC by Groups					Total WAC

WARAT by Groups					Total WARAT

Note: Dates correspond to distribution dates.
				Page 11 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R2
	Collateralized Asset-Backed Bonds
	Series 2004-R2
	Collateral Report for October 25, 2004 Distribution

	Collateral Report

ARM CHARACTERISTICS								TOTAL

	Weighted Average Margin Original							0.000%
	Weighted Average Margin Prior							0.000%
	Weighted Average Margin Current							0.000%
	Weighted Average Max Rate Original							0.000%
	Weighted Average Max Rate Prior							0.000%
	Weighted Average Max Rate Current							0.000%
	Weighted Average Min Rate Original							0.000%
	Weighted Average Min Rate Prior							0.000%
	Weighted Average Min Rate Current							0.000%
	Weighted Average Cap Up Original							0.000%
	Weighted Average Cap Up Prior							0.000%
	Weighted Average Cap Up Current							0.000%
	Weighted Average Cap Down Original							0.000%
	Weighted Average Cap Down Prior							0.000%
	Weighted Average Cap Down Current							0.000%

Note: Original information refers to deal issue.

SERVICING FEES / ADVANCES								TOTAL
SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL COLLATERAL INFORMATION								TOTAL
SPACE INTENTIONALLY LEFT BLANK

				Page 12 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R2
	Collateralized Asset-Backed Bonds
	Series 2004-R2
	Delinquency Report for October 25, 2004 Distribution

	Delinquency Report - Total

				<1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL
DELINQUENT		Balance		###########	2,190,897.55	-	132,331.34	2,323,228.89
		% Balance		79.04%	1.19%	0.00%	0.07%	1.26%
		# Loans		715	9	-	1	10
		% # Loans		74.02%	0.93%	0.00%	0.10%	1.04%
FORECLOSURE		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
BANKRUPTCY		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
REO		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL		Balance		-	2,190,897.55	-	132,331.34	2,323,228.89
		% Balance		0.00%	1.19%	0.00%	0.07%	1.26%
		# Loans		-	9	-	1	10
		% # Loans		0.00%	0.93%	0.00%	0.10%	1.04%
Note: <1 Payment = 1-30days, 1 Payment = 31-60days, 2 Payments = 61-90days, 3+ Payments = 91+
								6 Months Moving Average
1 or 2 Payments Delinquent					3 or More Payments Delinquent

Total Foreclosure					Total Bankruptcy and REO

Note: Dates correspond to distribution dates.
				Page 13 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R2
	Collateralized Asset-Backed Bonds
	Series 2004-R2
	Triggers, Adj. Rate Cert. and Miscellaneous Report for October 25, 2004 Distribution

	Triggers, Adj. Rate Cert. and Miscellaneous Report

TRIGGER EVENTS								TOTAL

	Has the Underlying Senior Credit Support Depletion Date Occurred?							No

	Has the Accrual Termination Date Occurred?							No

ADJUSTABLE RATE CERTIFICATE INFORMATION								TOTAL
SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION								TOTAL
SPACE INTENTIONALLY LEFT BLANK

				Page 14 of 15				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-R2
	Collateralized Asset-Backed Bonds
	Series 2004-R2
	Additional Certificate Report for October 25, 2004 Distribution

	Additional Certificate Report

	CLASS							Interest Shortfalls

	A1							0.00
	A2							0.00
	A3							0.00
	A4							0.00
	A5							0.00
	AR							0.00

				Page 15 of 15				© COPYRIGHT 2004 Deutsche Bank